EXHIBIT 10.2
FIRST AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
     This FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), made and entered into as of July 28, 2008, is by and among DOLAN MEDIA COMPANY, a Delaware corporation (“Dolan”), Dolan, in its capacity as agent for the Borrowers (“Borrowers’ Agent”), DOLAN FINANCE COMPANY, a Minnesota corporation (“Dolan Finance”), DOLAN PUBLISHING COMPANY, a Delaware corporation, DOLAN PUBLISHING FINANCE COMPANY, a Minnesota corporation, CLEO COMPANY, a Delaware corporation, LONG ISLAND BUSINESS NEWS, INC., a New York corporation, DAILY JOURNAL OF COMMERCE, INC., a Delaware corporation, LAWYER’S WEEKLY, INC., a Delaware corporation, LEGAL LEDGER, INC., a Minnesota corporation, THE JOURNAL RECORD PUBLISHING CO., a Delaware corporation, DAILY REPORTER PUBLISHING COMPANY, a Delaware corporation, NEW ORLEANS PUBLISHING GROUP, INC., a Louisiana corporation, NOPG, L.L.C., a Louisiana limited liability company, WISCONSIN PUBLISHING COMPANY, a Minnesota corporation, LEGAL COM OF DELAWARE, INC., a Delaware corporation, MISSOURI LAWYERS MEDIA, INC., a Missouri corporation, THE DAILY RECORD COMPANY, a Maryland corporation, IDAHO BUSINESS REVIEW, INC., an Idaho corporation, FINANCE AND COMMERCE, INC., a Minnesota corporation, COUNSEL PRESS, LLC, a Delaware limited liability company, ARIZONA NEWS SERVICE, LLC, a Delaware limited liability company, DOLAN DLN LLC, a Delaware limited liability company, DOLAN APC LLC, a Delaware limited liability company (“Dolan APC”), and AMERICAN PROCESSING COMPANY, LLC, a Michigan limited liability company (“APC”) (each (other than Dolan in its capacity as Borrowers’ Agent) a “Borrower” and, collectively, the “Borrowers”), the banks party to the Credit Agreement defined below (individually, a “Bank” and, collectively, the “Banks”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association (“USBNA”), as agent for the Banks (in such capacity, the “Agent”).
RECITALS
     A. The Borrowers’ Agent, the Borrowers, the Banks and the Agent are parties to that certain Second Amended and Restated Credit Agreement dated as of August 8, 2007 (as amended, supplemented or modified from time to time, the “Credit Agreement”).
     B. The Borrowers’ Agent has requested in accordance with clause (iii) of the definition of “Permitted Acquisitions” in the Credit Agreement that the Banks consent to the acquisition by APC of National Default Exchange Holdings, L.P. and related entities, and provide certain related consents, as set forth in a letter dated June 13, 2008 from the Borrowers’ Agent to the Agent attached hereto as Exhibit A (the “Request Letter”).
     C. The Majority Banks are willing to grant such consents, and to amend certain provisions of the Credit Agreement, in each case on and subject to the terms of this Amendment.

AGREEMENT
     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby covenant and agree to be bound as follows:
     Section 1. Capitalized Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement, unless the context shall otherwise require.
     Section 2. Consents. In accordance with the terms of the Credit Agreement, the Majority Banks hereby grant the following consents, subject in each case to Section 4 of this Amendment (each a “Consent” and, collectively, the “Consents”):
     2.1 APC shall be permitted to acquire (i) 100% of the outstanding Equity Interests of THP/NDEx AIV Corp., a Delaware corporation (“THP”), and THP/NDEx AIV, L.P., a Delaware limited partnership (“THP LP”), (ii) all of the outstanding Equity Interests of National Default Exchange Holdings, LP, a Delaware limited partnership (“NDEx Holdings”), other than those held by THP LP, (iii) all of the outstanding Equity Interests of National Default Exchange Management, Inc., a Delaware corporation (“NDEx Management”), other than those held by THP LP, and (iv) each of the Subsidiaries of THP, THP LP, NDEx Holdings and NDEx Management (the “NDEx Subsidiaries” and, together with THP, THP LP, NDEx Holdings and NDEx Management, “NDEx”), each on substantially the terms set forth in the draft Equity Purchase Agreement provided to the Agent on or before the date hereof by and among APC, the “Sellers” party thereto, Dolan, the “Sellers’ Representatives” party thereto and the other Persons party thereto, or on such other terms as are reasonably acceptable to Agent (collectively, the “NDEx Acquisition”);
     2.2 Dolan APC shall be permitted to reduce its membership interest in APC to not less than approximately 80% in connection with the NDEx Acquisition;
     2.3 Dolan APC and APC shall be permitted to amend and restate the APC LLC Agreement in substantially the form set forth in Exhibit B attached hereto (the “APC LLC Amendment No. 4”) in connection with the NDEx Acquisition;
     2.4 (i) Dolan APC and the Agent shall be permitted to amend the Pledge Agreement executed by Dolan APC in substantially the form set forth in Exhibit C attached hereto (the “Pledge Agreement Amendment”), (ii) APC and the Agent shall be permitted to amend the Security Agreement executed by APC in substantially the form set forth set forth in Exhibit D attached hereto (the “Security Agreement Amendment”), and (iii) the Agent and the APC members party thereto shall be permitted to amend the APC Side Letter in substantially the form set forth in Exhibit E attached hereto (the “APC Side Letter Amendment”), in each case in connection with the NDEx Acquisition; and

     2.5 At any time and from time to time after the date hereof and prior to October 1, 2008, Dolan shall be permitted to raise proceeds through the issuance of its Equity Interests without such proceeds being subject to mandatory prepayment under Section 2.6(c) of the Credit Agreement, whether or not such issuance constitutes an Excluded Equity Issuance. The Consent in this Section 2.5 shall be fully effective as of the date of this Amendment notwithstanding anything to the contrary contained herein, including the failure to satisfy any or all of the conditions set forth in Section 4 hereof.
     Section 3. Amendments. Subject in each case only to the terms of Section 4, the Credit Agreement is hereby amended as follows (such amendments reflected in Sections 3.2(b), 3.3, 3.6 and 3.9 to take effect upon execution and delivery of this Amendment by the Majority Banks, the Agent, the Borrowers’ Agent and the Borrowers, with all other others to take effect on the date the conditions set forth in Section 4 below are fully satisfied in accordance with the terms of such Section):
     3.1 New Definitions. Section 1.1 of the Credit Agreement is hereby amended by adding the following terms thereto in the proper alphabetical order:
     “First Amendment”: The First Amendment to Second Amended and Restated Credit Agreement dated as of July 28, 2008 by and among the Borrowers, the Borrowers’ Agent, the Banks and the Agent.
     “NDEx”: Collectively, THP/NDEx AIV Corp., a Delaware corporation, THP/NDEx AIV, L.P., a Delaware limited partnership, National Default Exchange Holdings, LP, a Delaware limited partnership, National Default Exchange Management, Inc., a Delaware corporation, and the NDEx Subsidiaries (as defined in the First Amendment).
     “NDEx Acquisition”: The acquisition by APC of 100% of the Equity Interests of NDEx in accordance with the terms and conditions set forth in the First Amendment.
     “NDEx Purchase Agreement”: The Equity Purchase Agreement by and among APC, the “Sellers” party thereto, Dolan, the “Sellers’ Representatives” party thereto and the other Persons party thereto.
     3.2 Amended Definitions.
     (a) The definition of “APC Side Letter” set forth in Section 1.1 of the Credit Agreement is hereby amended by replacing such definition in its entirety with the following:
     “APC Side Letter”: The letter agreement dated as of the date of consummation of the NDEx Acquisition by and between the Agent and the members of APC, which amends and restates the letter agreement dated January 9, 2007.

     (b) The definition of “Applicable Margin” set forth in Section 1.1 of the Credit Agreement is hereby amended by replacing such definition in its entirety with the following:
     “Applicable Margin”: Subject to the last sentence of this definition, with respect to the period beginning one day after the compliance certificate required by Section 5.1(d) with respect to a fiscal quarter is required to be delivered and ending on the date one day after the date such compliance certificate for the next fiscal quarter is required to be delivered, the percentage specified as applicable to Prime Rate Advances or LIBOR Advances, based on the Senior Leverage Ratio calculated as of the end of the fiscal quarter for which such compliance certificate was delivered:

	LIBO	Prime
	Rate	Rate
Senior Leverage Ratio	Advances	Advances
Less than 2.00:1.00	2.00%	0.00%

Equal to or greater than 2.00:1.00 but less than 2.50:1.00	2.50%	0.50%

Equal to or greater than 2.50:1.00 but less than 3.00:1.00	3.00%	1.00%

Equal to or greater than 3.00:1.00	3.25%	1.25%
For any period beginning one day after the compliance certificate required by Section 5.1(d) with respect to a fiscal quarter is required to be but is not delivered and ending on the date one day after the date such compliance certificate is delivered, the Applicable Margin shall be as specified for a Senior Leverage Ratio equal to or greater than 3.00 to 1.00; provided, however, that for the period from the date of the consummation of the NDEx Acquisition until the date the compliance certificate required pursuant to Section 5.1(d) is required to be delivered for the third fiscal quarter of 2008, the Senior Leverage Ratio shall be based on the Senior Leverage Ratio calculated, and reflected in the certificate delivered, pursuant to Section 4.2 of the First Amendment.
     (c) The definition of “Permitted Acquisition” set forth in Section 1.1 of the Credit Agreement is hereby amended by replacing clause (iii) thereof with the following clause: “(iii) the NDEx Acquisition or any other Acquisition consented to in writing by the Majority Banks.”

     (d) The definition of “Pro Forma EBITDA” set forth in Section 1.1 of the Credit Agreement is hereby amended by deleting the word “and” before clause (g) and adding the following to the end of such definition:
     “and (h) the sum of clauses (i) and (ii) above with respect to the NDEx Acquisition shall be deemed to be $18,000,000 multiplied by the APC Ownership Interest.”
     3.3 Revolving Commitment Fee. Section 2.16 of the Credit Agreement is hereby amended by replacing such section in its entirety with the following:
     Section 2.16 Revolving Commitment Fee. Subject to the last sentence of this Section 2.16, with respect to the period beginning one day after the day the financial statements and compliance certificate required by Sections 5.1(c) and (d) with respect to a fiscal quarter are required to be delivered and ending on the date one day after the date such financial statements and compliance certificate for the next fiscal quarter are required to be delivered, the Borrowers shall pay to the Agent for the account of each Bank fees (the “Revolving Commitment Fees”) in an amount determined by applying the percentage specified below based on the Senior Leverage Ratio calculated as of the end of the fiscal quarter for which such financial statements were delivered to the average daily unused Revolving Commitment Amount of each Bank:

Commitment Fee
Senior Leverage Ratio	Percentage
Less than 2.50:1.00	0.250%

Equal to or greater than 2.50:1.00 but less than 3.00:1.00	0.375%

Equal to or greater than 3.00:1.00	0.500%
Revolving Commitment Fees are payable quarterly on the last day of each calendar quarter and on the Revolving Loan Termination Date. Following the occurrence and during the continuance of an Event of Default or for any period beginning one day after the compliance certificate required by Section 5.1(d) with respect to a fiscal quarter is required to be but is not delivered and ending on the date one day after the date such compliance certificate is delivered, the Commitment Fee Percentage shall be as specified for a Senior Leverage Ratio equal to or greater than 3.00 to 1.00; provided, however, that for the period from the date of the consummation of the NDEx Acquisition until the date the compliance certificate required pursuant to Section 5.1(d) is required to be delivered for the third fiscal quarter of 2008, the Senior Leverage Ratio shall be based on the Senior Leverage Ratio calculated, and reflected in the certificate delivered, pursuant to Section 4.2 of the First Amendment.
     3.4 Representations and Warranties. Sections 4.1, 4.2 and 4.3 of the Credit Agreement are hereby amended as follows:
     (a) Section 4.1 is hereby amended by adding a comma and the term “limited partnership” after the term “corporation” in the first line thereof and after the term “corporate” in the third line thereof;
     (b) Section 4.2 is hereby amended by adding a comma and the term “limited partnership” after the term “corporate” in the third line thereof; and
     (c) Section 4.3(b) is hereby amended by adding a comma and the term “limited partnership agreement” after the term “bylaws” in the second line of such clause.
     3.5 Subsidiaries. Section 4.18 of the Credit Agreement is hereby amended by replacing such section in its entirety with the following:
     Section 4.18 Subsidiaries. As of the date of the consummation of the NDEx Acquisition, each Subsidiary of the Borrowers’ Agent is a Borrower and the Borrowers have no Subsidiaries other than those listed on Schedule 4.18, which sets forth the number and percentage of the shares of each class of Equity Interests owned beneficially or of record by the Borrowers, and the jurisdiction of organization of each Borrower.
     3.6 Financial Statements and Reports. Section 5.1(c) of the Credit Agreement is hereby amended by replacing the reference to “Section 5.1(b)” in the last sentence thereof with “Section 5.1(c)”.
     3.7 Restricted Payments. Section 6.7(g) of the Credit Agreement is hereby amended by replacing such clause in its entirety with the following:
     “(g) payments made in satisfaction of APC’s obligations under Section 7.7 of the APC LLC Agreement as amended in accordance with the terms of this Agreement.”
     3.8 Indebtedness. Section 6.13 of the Credit Agreement is hereby amended by replacing clause (k) in its entirety with the following, renumbering the existing clause (l) as clause (m) and adding a new clause (l) as follows:
     (k) unsecured Indebtedness consisting of a “Put Note” issued by APC pursuant to Section 7.7 of the APC LLC Agreement as amended in accordance with the terms of this Agreement;

     (l) unsecured Indebtedness consisting of the “Earnout Payment” set forth in the NDEx Purchase Agreement; and
     3.9 Senior Leverage Ratio. Section 6.18 of the Credit Agreement is hereby amended by replacing such section in its entirety with the following:
     Section 6.18 Senior Leverage Ratio. The Borrowers will not permit the Senior Leverage Ratio, as of the last day of any fiscal quarter, to be more than 3.50 to 1.00.
     3.10 Schedules. Schedules 4.18, 6.8 and 6.14 to the Credit Agreement are hereby amended by replacing such Schedules in their entirety with Schedules 4.18, 6.8 and 6.14 in the form attached hereto, with such changes as may be approved by the Agent to conform to the NDEx Acquisition.
     Section 4. Conditions to Effectiveness. This Amendment shall be a legal, valid and binding agreement against the parties hereto upon the due execution and delivery of this Amendment by the Majority Banks, the Agent, the Borrowers’ Agent and the Borrowers and, as such, no signatory hereto shall be permitted to unilaterally rescind or revoke its signature hereto or otherwise contest the validity or enforceability of this Amendment as against such Person (except as specifically provided in the following provisions of this Section 4). Except as set forth in Section 2.5 and with respect to the amendment set forth in Section 3.6, the Consents and the other amendments set forth in Section 3 shall be deemed void ab initio and shall cease to have any force or effect if any of the conditions set forth in this Section 4 are not satisfied by the earlier of the consummation of the NDEx Acquisition and September 30, 2008 (unless any such conditions are waived in writing by the Majority Banks) .
     4.1 No Default or Event of Default shall have occurred and be continuing on the date of consummation of the NDEx Acquisition.
     4.2 The Borrowers’ Agent shall have delivered to the Agent a certificate calculating the Senior Leverage Ratio reflecting on a pro forma basis the NDEx Acquisition (for this purpose, using the amount in clause (a) of the definition of Senior Leverage Ratio calculated as of the date of consummation of the NDEx Acquisition and using Pro Forma EBITDA after giving effect to the amendment in Section 3.2(d) above), which Senior Leverage Ratio shall be less than the maximum allowed Senior Leverage Ratio as of such date less 0.25.
     4.3 The Agent shall have received copies or a final draft of the NDEx Purchase Agreement and each other material document, instrument and agreement executed in connection with the NDEx Acquisition (the “NDEx Acquisition Documents”), together with all lien search reports for THP, THP LP, NDEx Holdings, NDEx Management and each NDEx Subsidiary and lien release letters and other documents as the Agent may reasonably require to evidence the termination of Liens on the businesses to be acquired (other than Liens permitted under Section 6.14 of the Credit Agreement).

     4.4 The Agent shall have received a consent in favor of the Agent and the Banks to the collateral assignment of rights and indemnities under the NDEx Acquisition Documents and (if delivered to the Borrowers) opinions of counsel for the selling parties in favor of the Agent and the Banks.
     4.5 Dolan shall have received net proceeds of not less than $60,000,0000 from a private placement or other issuance of its Equity Interests and the total of (i) the net proceeds from such issuance and (ii) the Equity Interests in Dolan used to fund the NDEx Acquisition shall not be less than $75,000,000.
     4.6 The closing of the NDEx Acquisition shall occur not later than September 30, 2008 and the Borrowers shall have Availability of not less than $10,000,000 as of such date.
     4.7 The members of APC shall have entered into APC LLC Amendment No. 4 in substantially the form of Exhibit B hereto or with such changes as are reasonably acceptable to the Agent, and the Agent shall have received a duly executed copy of APC LLC Amendment No. 4.
     4.8 (i) Dolan APC shall have executed and delivered to the Agent the Pledge Agreement Amendment, (ii) APC shall have executed and delivered to the Agent the Security Agreement Amendment, and (iii) the members of APC shall have executed and delivered to the Agent the APC Side Letter Amendment.
     4.9 The Equity Interests owned by APC in THP, THP LP, NDEx Management, and NDEx Holdings shall have been pledged to the Agent pursuant to a Pledge Agreement and certificates representing such Equity Interests shall have been delivered to the Agent, together with duly executed instruments of transfer or assignment in blank, each in form and substance reasonably satisfactory to the Agent.
     4.10 The Equity Interests owned by THP, THP LP, NDEx Management or NDEx Holdings in any NDEx Subsidiary shall have been pledged to the Agent pursuant to a Pledge Agreement and certificates representing such Equity Interests shall have been delivered to the Agent, together with duly executed instruments of transfer or assignment in blank, each in form and substance reasonably satisfactory to the Agent.
     4.11 The Agent shall have received a copy of the Bylaws of THP, the Limited Partnership Agreement of NDEx Holdings and THP LP, the Bylaws of NDEx Management and the comparable organizational documents of each NDEx Subsidiary, each in form and substance reasonably satisfactory to the Agent, certified as true and accurate by the secretary (or other duly authorized officer of the applicable Person) of THP, THP LP, NDEx Holdings, NDEx Management or such NDEx Subsidiary, as applicable.
     4.12 THP, THP LP, NDEx Holdings, NDEx Management and each NDEx Subsidiary shall execute and delivery to the Agent (i) a joinder agreement in the form attached hereto as Exhibit F (the “Joinder Agreement (Credit Agreement)”) in order to become obligated to repay the Loans and the other amounts payable under the Loan Documents and (ii) a joinder agreement in the form attached hereto as Exhibit G (the “Joinder Agreement (Security Agreement)”) in order to grant to the Agent a first priority security interest subject no other Liens, except for Liens permitted pursuant to Section 6.14 of the Credit Agreement, in the assets of such Person.
     4.13 The Agent shall have received certified copies of all documents evidencing any necessary corporate action, consent or governmental or regulatory approval (if any) with respect to this Amendment.
     4.14 The Agent shall have received for itself and for the ratable benefit of the Banks the fees set forth in a separate fee letter dated as of July 25, 2008 between the Agent and the Borrowers’ Agent.
     Section 5. Representations, Warranties, Authority, No Adverse Claim.
     5.1 Reassertion of Representations and Warranties, No Default. Each Borrower hereby represents that on and as of the date hereof and after giving effect to this Amendment (a) all of the representations and warranties contained in the Credit Agreement are true, correct and complete in all material respects as of the date hereof as though made on and as of such date, except for changes permitted by the terms of the Credit Agreement and except for representations and warranties made as of a specific earlier date, which shall be true and correct in all material respects as of such earlier date, and (b) there will exist no Default or Event of Default under the Credit Agreement as amended by this Amendment on such date which has not been waived by the Banks.
     5.2 Authority, No Conflict, No Consent Required. Each Borrower represents and warrants that such Borrower has the power and legal right and authority to enter into this Amendment, the Pledge Agreement Amendment, the Security Agreement Amendment, the Joinder Agreement (Credit Agreement), the Joinder Agreement (Security Agreement) and any other instrument or agreement executed by such Borrower in connection with this Amendment (the “Amendment Documents”) and has duly authorized as appropriate the execution and delivery of the Amendment Documents and other agreements and documents executed and delivered by such Borrower in connection herewith or therewith by proper corporate action, and none of the Amendment Documents nor the agreements contained herein or therein contravenes or constitutes a default under any agreement, instrument or indenture to which such Borrower is a party or a signatory or a provision of such Borrower’s Certificate of Incorporation, Bylaws or any other agreement or requirement of law, or result in the imposition of any Lien on any of its property under any agreement binding on or applicable to such Borrower or any of its property except, if any, in favor of the Banks. Each Borrower represents and warrants that no consent, approval or authorization of or registration or declaration with any Person, including but not limited to any governmental authority, is required in connection with the execution and delivery by such Borrower of the Amendment Documents or other agreements and documents executed and delivered by such Borrower in connection therewith or the performance of obligations of such Borrower therein described, except for those which such Borrower has obtained or provided and as to which such Borrower has delivered certified copies of documents evidencing each such action to the Banks.
     5.3 No Adverse Claim. Each Borrower warrants, acknowledges and agrees that no events have taken place and no circumstances exist at the date hereof which would give such Borrower a basis to assert a defense, offset or counterclaim to any claim of the Banks with respect to the Obligations.
     Section 6. Limited Purpose Consents. Notwithstanding anything contained herein, the Consents (i) are limited consents and waivers, (ii) are effective only with respect to the specific transactions described in this Amendment for the specific instance and the specific purpose for which they are given, (iii) shall not be effective for any other purpose or transaction, and (iv) except as expressly set forth in Section 3 and subject to Section 4, do not constitute an amendment or basis for a subsequent waiver of any of the provisions of the Credit Agreement. Except as expressly provided in Section 3 and subject to Section 4, (a) all of the terms and conditions of the Credit Agreement remain in full force and effect and none of such terms and conditions are, or shall be construed as, otherwise amended or modified, and (b) nothing in this Amendment shall constitute a waiver by the Banks of any Default or Event of Default, or of any right, power or remedy available to the Banks under the Credit Agreement or any other Loan Document, whether any such defaults, rights, powers or remedies presently exist or arise in the future.
     Section 7. Affirmation of Credit Agreement, Further References, Affirmation of Security Interest. The Banks and the Borrowers each acknowledge and affirm that the Credit Agreement, as hereby amended, is hereby ratified and confirmed in all respects and all terms, conditions and provisions of the Credit Agreement, except as amended by this Amendment, shall remain unmodified and in full force and effect. All references in any document or instrument to the Credit Agreement are hereby amended and shall refer to the Credit Agreement as amended by this Amendment. Each Borrower confirms to the Banks that the Obligations are and continue to be secured by the security interest granted by the Borrowers in favor of the Banks under the Security Documents, and all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations of the Borrowers under such documents and any and all other documents and agreements entered into with respect to the obligations under the Credit Agreement are incorporated herein by reference and are hereby ratified and affirmed in all respects by the Borrowers.
     Section 8. Merger and Integration, Superseding Effect. This Amendment, from and after the date hereof, embodies the entire agreement and understanding between the parties hereto and supersedes and has merged into this Amendment all prior oral and written agreements on the same subjects by and between the parties hereto with the effect that this Amendment shall control with respect to the specific subjects hereof and thereof.
     Section 9. Severability. Whenever possible, each provision of this Amendment and the other Amendment Documents and any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be interpreted in such manner as to be effective, valid and enforceable under the applicable law of any jurisdiction, but, if any provision of this Amendment, the other Amendment Documents or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be held to be prohibited, invalid or unenforceable under the applicable law, such provision shall be ineffective in such jurisdiction only to the extent of such prohibition, invalidity or unenforceability, without invalidating or rendering unenforceable the remainder of such provision or the remaining provisions of this Amendment, the other Amendment Documents or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto in such jurisdiction, or affecting the effectiveness, validity or enforceability of such provision in any other jurisdiction.
     Section 10. Successors. The Amendment Documents shall be binding upon the Borrowers and the Banks and their respective successors and assigns, and shall inure to the benefit of the Borrowers and the Banks and the successors and assigns of the Banks.
     Section 11. Legal Expenses. As provided in Section 9.2 of the Credit Agreement, the Borrowers agree to pay or reimburse the Agent, upon execution of this Amendment, for all reasonable out-of-pocket expenses paid or incurred by the Agent, including filing and recording costs and fees, charges and disbursements of outside counsel to the Agent (determined on the basis of such counsel’s generally applicable rates, which may be higher than the rates such counsel charges the Agent in certain matters) and/or the allocated costs of in-house counsel incurred from time to time, in connection with the Credit Agreement, including in connection with the negotiation, preparation, execution, collection and enforcement of the Amendment Documents and all other documents negotiated, prepared and executed in connection with the Amendment Documents, and in enforcing the obligations of the Borrowers under the Amendment Documents, and to pay and save the Banks harmless from all liability for, any Taxes or Other Taxes which may be payable with respect to the execution or delivery of the Amendment Documents, which obligations of the Borrowers shall survive any termination of the Credit Agreement.
     Section 12. Headings. The headings of various sections of this Amendment have been inserted for reference only and shall not be deemed to be a part of this Amendment.
     Section 13. Counterparts. The Amendment Documents may be executed in several counterparts as deemed necessary or convenient, each of which, when so executed, shall be deemed an original, provided that all such counterparts shall be regarded as one and the same document, and any party to the Amendment Documents may execute any such agreement by executing a counterpart of such agreement. Signature pages delivered by facsimile or other electronic transmission (including by email in .pdf format) shall be considered original signatures hereto, all of which shall be equally valid.

     Section 14. Governing Law. THE AMENDMENT DOCUMENTS SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAW PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS, THEIR HOLDING COMPANIES AND THEIR AFFILIATES.
[The next page is the signature page.]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date and year first above written.

DOLAN MEDIA COMPANY, as a Borrower and as Borrowers’ Agent
By:	/s/ Scott Pollei
Scott Pollei
Executive Vice President and Chief Financial Officer

DOLAN FINANCE COMPANY
DOLAN PUBLISHING COMPANY
DOLAN PUBLISHING FINANCE COMPANY
CLEO COMPANY
LONG ISLAND BUSINESS NEWS, INC.
DAILY JOURNAL OF COMMERCE, INC.
LAWYER’S WEEKLY, INC.
LEGAL LEDGER, INC.
THE JOURNAL RECORD PUBLISHING CO.
DAILY REPORTER PUBLISHING COMPANY
NEW ORLEANS PUBLISHING GROUP, INC.
NOPG, L.L.C.
WISCONSIN PUBLISHING COMPANY
LEGAL COM OF DELAWARE, INC.
MISSOURI LAWYERS MEDIA, INC.
THE DAILY RECORD COMPANY
IDAHO BUSINESS REVIEW, INC.
FINANCE AND COMMERCE, INC.
COUNSEL PRESS, LLC
ARIZONA NEWS SERVICE, LLC
DOLAN DLN, LLC
DOLAN APC LLC
AMERICAN PROCESSING COMPANY, LLC

By:	/s/ Scott Pollei
Scott Pollei
Vice President

U.S. BANK NATIONAL ASSOCIATION, as Agent
By:	/s/ Michael J. Staloch
Michael J. Staloch,
Senior Vice President

U.S. BANK NATIONAL ASSOCIATION, as a Bank
By:	/s/ Michael J. Staloch
Michael J. Staloch,
Senior Vice President

LASALLE BANK NATIONAL ASSOCIATION

By:	Unknown

Name:

Title:

ASSOCIATED BANK, NATIONAL ASSOCIATION

By:	Unknown

Name:

Title:

BANK OF THE WEST

By:	Unknown

Name:

Title:

COMERICA BANK

By:	Unknown

Name:

Title:

COOPERATIVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK NEDERLAND”, NEW YORK BRANCH

By:	Unknown

Name:

Title:

By:	Unknown

Name:

Title:

KEYBANK NATIONAL ASSOCIATION

By:	Unknown

Name:

Title:

SCHEDULES

Schedule 4.18	Subsidiaries
Schedule 6.8	Affiliate Transactions
Schedule 6.14	Liens

EXHIBITS

Exhibit A	Request Letter
Exhibit B	APC LLC Amendment No. 4
Exhibit C	Third Amendment to Pledge Agreement (Dolan APC)
Exhibit D	Third Amendment to Security Agreement (APC)
Exhibit E	APC Side Letter Amendment
Exhibit F	Joinder Agreement (Credit Agreement)
Exhibit G	Joinder Agreement (Security Agreement)